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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      February 28, 2007 (February 23, 2007)



                                 GENE LOGIC INC.
             (Exact name of registrant as specified in its charter)

      DELAWARE                        0-23317                   06-1411336
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(State of Incorporation)        (Commission File Number)      (IRS Employer
                                                          Identification Number)


                            50 West Watkins Mill Road
                          Gaithersburg, Maryland 20878
                    (Address of principal executive offices)

                                 (301) 987-1700
              (Registrant's telephone number, including area code)

                             610 Professional Drive
                          Gaithersburg, Maryland 20879
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2.      FINANCIAL INFORMATION

Item 2.02.      Results of Operations and Financial Condition

On February 23, 2007, Gene Logic Inc. (the "Company") issued a press release announcing the Company's operating results for the Fourth Quarter and full year ended December 31, 2006.

A copy of the Company's press release is attached hereto as Exhibit 99.1.

SECTION 5.      CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007 the Board, acting upon the recommendation of the Corporate Governance and Nominating Committee, elected Lloyd I. Miller, III, a significant investor in the Company, as a director to serve until the next annual meeting of shareholders and until such director's successor shall have been elected and qualified. At this time, Mr. Miller has not been named to any Board committees.

Mr. Miller is an independent investor. He has served on numerous corporate boards Mr. Miller currently serves as a director of Stamps.com Inc., American Banknote Corporation, Aldila, Inc., Pharmos Inc. and Synergy Brands, Inc., among others. He is a member of the Chicago Board of Trade and the Chicago Stock Exchange. He is a Registered Investment Advisor. Mr. Miller received his B.A. from Brown University.

Upon election to the Board, Mr. Miller received a grant of options to purchase 30,000 shares of the Company's common stock at a price of $1.91 per share pursuant to the Company's 1997 Non-Employee Director Stock Option Plan. The options are exercisable in four equal annual installments on the anniversary of the date of grant, beginning on February 22, 2008. As a non-employee director, Mr. Miller will also receive compensation consisting of an annual retainer of $25,000 payable in quarterly installments and a fee of $1,500 per Board meeting attended, whether in person or by telephone. He is also eligible for reimbursement for his expenses incurred in connection with Board meeting attendance.

On February 22, 2007, Jules Blake, Ph.D., a director of Gene Logic Inc. (the "Company") since 1994, notified the Board of Directors of the Company (the "Board") of his intention not to stand for re-election at the 2007 Annual Meeting of Shareholders. Dr. Blake will continue to serve as a director until the expiration of his term at the 2007 Annual Meeting of Shareholders.

A copy of the Company's press release announcing the election of Mr. Miller to the Board and Dr. Blake's decision not to stand for re-election is attached hereto as Exhibit 99.1.

SECTION 9.      FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.


(c)     Exhibits

Exhibit Number  Description
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   99.1         Press Release issued by Gene Logic Inc. dated February 23, 2007 with respect to fourth quarter and full year 2007 financial results.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GENE LOGIC INC.

Date: February 28, 2007                 By:

                                            /s/Philip L. Rohrer Jr.
                                            -----------------------
                                            Philip L. Rohrer Jr.
                                            Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit Number  Description
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   99.1         Press Release issued by Gene Logic Inc. dated February 23, 2007 with respect to fourth quarter and full year 2007 financial results.

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